March 6, 2008

                          TOUCHSTONE FUNDS GROUP TRUST

                 TOUCHSTONE STRATEGIC VALUE AND HIGH INCOME FUND

                SUPPLEMENT TO PROSPECTUSES DATED FEBRUARY 1, 2008

On February 21, 2008, the Board of Trustees (the "Trustees") of the Touchstone Funds Group Trust unanimously voted to close and liquidate the Touchstone Strategic Value and High Income Fund (the "Fund"). This decision was made after careful consideration of the Fund's asset size, prospects for future growth and historical performance. As a result of the decision to close and liquidate the Fund, the Trustees also voted to close the Fund to new and subsequent investments effective as of the close of business on March 12, 2008.

The Fund will be closed and liquidated on or about April 11, 2008. If you still hold shares of the Fund as of April 11, 2008, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account after March 12, 2008. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after April 10, 2008.

If you hold Fund shares through a Touchstone IRA account, and we do not receive instructions on the disposition of your shares by April 11, 2008, we will exchange your shares into the Touchstone Money Market Fund.

As shareholders redeem shares of the Fund between the date of this supplement and the liquidation date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies. Accordingly, the Fund may deviate from its stated investment policies during the period between the date of this supplement and the liquidation date.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling Touchstone at 1-800-543-0407.














              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)


               Please retain this Supplement for future reference.